UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 27, 2006

SONUS PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-26866	95-4343413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

22026 20th Avenue S.E., Bothell, Washington   98021

(Address of principal executive offices)

(425) 487-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2006, the Registrant entered into a Placement Agency Agreement with Needham & Company, LLC, Punk, Ziegel & Company, L.P. and ThinkEquity Partners LLC relating to a registered direct offering of up to 6,130,000 shares of common stock. Under the terms of the transaction, the Registrant will sell the common stock at $5.00 per share to a group of institutional investors for gross proceeds of approximately $30.6 million. The closing of the offering is expected to take place on May 2, 2006, subject to the satisfaction of customary closing conditions.

A copy of the form of Placement Agency Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The form of Purchase Agreement to be entered into with each investor is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On April 28, 2006, Sonus issued a press release announcing the above referenced offering of its shares of common stock. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The common stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on April 28, 2006, in connection with a takedown from our shelf registration statement on Form S-3 (File No. 333-123763), which became effective on April 14, 2006. A copy of the opinion of Stradling Yocca Carlson & Rauth relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit Number	Description

1.1	Form of Placement Agency Agreement, dated April 27, 2006, by and among Sonus Pharmaceuticals, Inc., Needham & Company, LLC, Punk, Ziegel & Company, L.P. and ThinkEquity Partners LLC.

5.1	Opinion of Stradling Yocca Carlson & Rauth, a professional corporation.

10.1	Form of Purchase Agreement between Sonus Pharmaceuticals, Inc. and each investor.

23.1	Consent of Stradling Yocca Carlson & Rauth (reference is made to Exhibit 5.1).

99.1	Press Release, dated April 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS PHARMACEUTICALS, INC.

Date: April 28, 2006	By:	/s/ Alan Fuhrman
Alan Fuhrman
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Form of Placement Agency Agreement, dated April 27, 2006, by and among Sonus Pharmaceuticals, Inc., Needham & Company, LLC, Punk, Ziegel & Company, L.P. and ThinkEquity Partners LLC.

5.1	Opinion of Stradling Yocca Carlson & Rauth, a professional corporation.

10.1	Form of Purchase Agreement between Sonus Pharmaceuticals, Inc. and each investor.

23.1	Consent of Stradling Yocca Carlson & Rauth (reference is made to Exhibit 5.1).

99.1	Press Release, dated April 28, 2006.